EXHIBIT 10.32

EXECUTION COPY

GUARANTY

Omaha, Nebraska

October 29, 2025

FOR VALUE RECEIVED, and in consideration of loans made or to be made or credit otherwise extended or to be extended by FIRST NATIONAL BANK OF OMAHA (the “Lender”) to or for the account of FIF AIREBEAM LLC, a Delaware limited liability company and FIF ST. GEORGE, LLC, a Delaware limited liability company (d/b/a InfoWest) (collectively, the “Borrower”), from time to time and at any time and for other good and valuable consideration and to induce the Lender, in its discretion, to make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as the Lender may deem advisable, the undersigned (and each of them if more than one, the liability under this Guaranty being joint and several) (jointly and severally referred to as “Guarantor” or “the undersigned”) unconditionally guaranties to the Lender and its successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of the Borrower to Lender and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which the Borrower or one or more parties and the Borrower is or may become liable to Lender, whether incurred by the Borrower as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by the Lender, whether arising under, out of, or in connection with that certain Credit Agreement dated as of October 29, 2025 between the Lender and the Borrower (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) or any other Loan Document (as defined in the Credit Agreement), or otherwise (all of which are herein collectively referred to as the “Guaranteed Obligations”), and irrespective of the genuineness, validity, regularity or enforceability of such Guaranteed Obligations, or of any instrument evidencing any of the Guaranteed Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Guaranteed Obligations in any case commenced by or against the Borrower under Title 11, United States Code, including, without limitation, obligations or indebtedness of the Borrower for post-petition interest, fees, costs and charges that would have accrued or been added to the Guaranteed Obligations but for the commencement of such case. In furtherance of the foregoing, the undersigned hereby agrees as follows:

1.          No Impairment. Lender may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Guaranteed Obligations or increase or decrease the interest rate thereon, and may also make any agreement with Borrower or with any other party to or person liable on any of the Guaranteed Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Lender and the Borrower or any such other party or person, or make any election of rights Lender may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Borrower, or any change in the composition, nature, personnel or location of the Borrower and shall extend to any successor entity to the Borrower, including a debtor in possession or the like under any Insolvency Law.

2.          Guaranty Absolute. The undersigned guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Agreement and/or any other document, instrument or agreement creating or evidencing the Guaranteed Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Borrower with respect thereto. Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of “continuing guaranty” which risk includes the possibility that the Borrower will contract additional indebtedness for which Guarantor may be liable hereunder after the Borrower’s financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not the Borrower has properly authorized incurring such additional indebtedness. The undersigned acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Borrower, have been made by the Lender to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to the Borrower shall be governed solely by the provisions of the Credit Agreement. The liability of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Loan Documents or any other instruments or agreements relating to the Guaranteed Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Loan Document or other documents, instruments or agreements relating to the Guaranteed Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Lender or its assignees or any acceptance thereof or any release of any security by Lender or its assignees, (d) any limitation on any party’s liability or obligation under the Loan Documents or any other documents, instruments or agreements relating to the Guaranteed Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guaranteed Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to Lender shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations (as defined in the Credit Agreement). Guaranteed Obligations include post-petition interest whether or not allowed or allowable.

3.          Waivers. (a) This Guaranty is a guaranty of payment and not of collection. Lender shall be under no obligation to institute suit, exercise rights or remedies or take any other action against the Borrower or any other person liable with respect to any of the Guaranteed Obligations or resort to any collateral security held by it to secure any of the Guaranteed Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require Lender to do any of the foregoing. The Guarantor further consents and agrees that the Lender shall be under no obligation to marshal any assets in favor of the Guarantor, or against or in payment of any or all of the Guaranteed Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among the Lender, the Borrower and/or the undersigned with respect to the undersigned’s obligations under this Guaranty, or which the Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Guaranteed Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

(b) The undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in Borrower’s financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Guaranteed Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

(c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by the Lender, the undersigned shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or against any collateral or guarantee or right of offset held by the Lender for the payment of the Guaranteed Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the undersigned hereunder, until all amounts owing to the Lender by the Borrower on account of the Guaranteed Obligations are paid in full in cash and the Credit Agreement has been irrevocable terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full and the Credit Agreement shall not have been terminated, such amount shall be held by the undersigned in trust for the Lender, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within five (5) business days of, receipt by the undersigned, be turned over to the Lender in the exact form received by the undersigned (duly endorsed by the undersigned to the Lender, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Lender may determine, subject to the provisions of the Credit Agreement. Any and all present and future debts and obligations of the Borrower to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of the Borrower to the Lender.

4.          Security. All sums at any time to the credit of the undersigned and any property of the undersigned in the Lender’s possession shall be deemed held by the Lender as security for any and all of the undersigned’s obligations to Lender, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

5.        Representations and Warranties. The undersigned hereby represents and warrants (all of which representations and warranties shall survive until all Guaranteed Obligations are satisfied in full in cash and the Credit Agreement has been irrevocably terminated), that any representation and warranty made by the Borrower in the Credit Agreement or any other Loan Documents with respect to the undersigned is true and correct in all material respects.

6.          Covenants. The undersigned covenants and agrees that until all Guaranteed Obligations are satisfied in full in cash and the Credit Agreement has been irrevocably terminated that it will comply with all covenants in the Credit Agreement and the other Loan Documents that are applicable to it as if such covenants and agreements were set forth in this Guaranty.

7.          Acceleration. If any Event of Default has occurred and is continuing beyond all applicable notice and cure periods under the Credit Agreement, or the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, the undersigned, any and all Guaranteed Obligations shall for purposes hereof, at the Lender’s option, be deemed due and payable without notice notwithstanding that any such Guaranteed Obligation is not then due and payable by the Borrower.

8.          Payments from Guarantor. The Lender, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Guaranteed Obligations any payment from the undersigned or any other guarantor, or amounts realized from any security for the Guaranteed Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Guaranteed Obligations.

9.          Costs. The undersigned shall pay on demand, all reasonable out-of-pocket costs, fees and expenses (including reasonable and documented expenses for legal services of outside counsel) relating or incidental to the enforcement or protection of the rights of the Lender hereunder or under any of the Guaranteed Obligations.

10.          No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and the undersigned’s successors and assigns, until all of the Guaranteed Obligations have been paid in full and the Credit Agreement has been irrevocably terminated. If any of the present or future Guaranteed Obligations are guaranteed by persons, partnerships, limited liability companies or corporations in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the undersigned under this Guaranty.

11.       Limitation on Guaranty. Notwithstanding any other provision of this Guaranty, the amount guaranteed by the undersigned hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. In determining the limitations, if any, on the amount of the undersigned’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which the undersigned may have under this Guaranty, any other agreement or applicable law shall be taken into account

12.       Recapture. Anything in this Guaranty to the contrary notwithstanding, if the Lender or receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by the Lender, the undersigned’s obligations to the Lender shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Lender, which payment shall be due on demand.

13.         Intentionally Omitted.

14.        No Waiver. No failure on the part of the Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Lender at any time and from time to time.

15.      Waiver of Jury Trial. THE UNDERSIGNED DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. THE UNDERSIGNED DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

16.      Governing Law; Jurisdiction; Amendments. THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEBRASKA. THE UNDERSIGNED EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF THE STATE COURTS OF THE STATE OF NEBRASKA SITTING IN DOUGLAS COUNTY, NEBRASKA, AND OF THE UNITED STATES DISTRICT COURT FOR THE STATE OF NEBRASKA FOR ALL PURPOSES IN CONNECTION HEREWITH. ANY JUDICIAL PROCEEDING BY THE UNDERSIGNED AGAINST THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED HEREWITH SHALL BE BROUGHT ONLY IN THE STATE COURTS OF THE STATE OF NEBRASKA SITTING IN DOUGLAS COUNTY, NEBRASKA OR THE UNITED STATES DISTRICT COURT FOR THE STATE OF NEBRASKA. THE UNDERSIGNED FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. THE UNDERSIGNED WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

17.       Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

18.       Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by the undersigned and the Lender.

19.      Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

20.      Successors. Lender may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Guaranteed Obligations and/or rights under this Guaranty in accordance with the terms of the Credit Agreement.

21.      Release. Nothing except cash payment in full in cash of the Guaranteed Obligations shall release the undersigned from liability under this Guaranty.

22.      Additional Guarantors. From time to time subsequent to the date hereof, to the extent required by the Loan Documents, additional Persons may become parties hereto as additional Guarantors (each, an “Additional Guarantor”), by executing a joinder to this Guaranty in form and substance reasonably satisfactory to the Lender. Upon delivery of any such joinder to the Lender, notice of which is hereby waived by the Guarantors, each Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereto. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Lender not to cause any Subsidiary of the Borrower to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the day and year first above written.

BOSTON OMAHA BROADBAND, LLC

By:/s/ Joseph M. Meisinger__________

Name: Joseph M. Meisinger

Title: Secretary

Address: 1601 Dodge Street, Suite 3300, Omaha, NE 68102

SIGNATURE PAGE TO GUARANTY

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